UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

ZURN ELKAY WATER SOLUTIONS CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

To Be Held At:

511 W. Freshwater Way

Milwaukee, Wisconsin 53204

on May 2, 2024, at 9:00 a.m. Central Time

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below no later than April 22, 2024.

Please visit http://www.astproxyportal.com/ast/17558/, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders

• Proxy Statement

• Form of Electronic Proxy Card

• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) in the United States or 201-299-6210 from other countries
E-MAIL: help@equiniti.com
WEBSITE: http://www.astfinancial.com/onlineproxyvoting/requestmaterials
TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.

MAIL: You may request a proxy card by following the instructions above.

Matters to be acted on at the Annual Meeting:		Notice of, and Information regarding, the Annual Meeting

1.	Election of Directors.	Date: May 2, 2024	Time: 9:00 a.m. Central Time

	NOMINEES: • Todd A. Adams • George C. Moore • Rosemary Schooler	Location:	511 W. Freshwater Way Milwaukee, Wisconsin 53204
		For holders of record as of:	March 4, 2024
You are receiving this communication because you hold shares in Zurn Elkay Water Solutions Corporation and the materials you should review before you cast your vote are now available.
2.	Advisory vote to approve the compensation of Zurn Elkay’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation” in the Proxy Statement.

3.	Advisory vote to approve the frequency of future advisory votes to approve the compensation of the Company’s named executive officers.

4.	Approval of the Zurn Elkay Water Solutions Corporation Employee Stock Purchase Plan.

5.	Ratification of the selection of Ernst & Young LLP as Zurn Elkay’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

In their discretion, the proxies are authorized to vote on any other business as may properly come before the Annual Meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2, 4 AND 5 AND “1 YEAR” FOR PROPOSAL 3.

Please note that you cannot use this notice to vote by mail.